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                                                                    EXHIBIT 99.1


                        FORM OF SECTION 906 CERTIFICATION

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Form 10-Q of N2H2, Inc. for the quarterly period ended June 30, 2002, I, Howard P. Welt, President & Chief Executive Officer of N2H2, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) such Form 10-Q for the quarterly period ended June 30, 2002 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        (2) the information contained in such Form 10-Q for the quarterly period ended June 30, 2002 fairly presents, in all material respects, the financial condition and results of operations of N2H2, Inc.

  8/13/02                                /s/ Howard P. Welt
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Date                                    Howard P. Welt
                                        President & CEO